Exhibit (g)(27)

SCHEDULE A-1

PART I

COLCHESTER STREET TRUST

Government Portfolio

Money Market Portfolio

Prime Money Market Portfolio

Treasury Only Portfolio

Treasury Portfolio

FIDELITY ABERDEEN STREET TRUST

Fidelity Advisor Freedom 2005 Fund

Fidelity Advisor Freedom 2010 Fund

Fidelity Advisor Freedom 2015 Fund

Fidelity Advisor Freedom 2020 Fund

Fidelity Advisor Freedom 2025 Fund

Fidelity Advisor Freedom 2030 Fund

Fidelity Advisor Freedom 2035 Fund

Fidelity Advisor Freedom 2040 Fund

Fidelity Advisor Freedom Income Fund

Fidelity Freedom 2000 Fund

Fidelity Freedom 2005 Fund

Fidelity Freedom 2010 Fund

Fidelity Freedom 2015 Fund

Fidelity Freedom 2020 Fund

Fidelity Freedom 2025 Fund

Fidelity Freedom 2030 Fund

Fidelity Freedom 2035 Fund

Fidelity Freedom 2040 Fund

Fidelity Freedom Income Fund

FIDELITY ADVISOR SERIES I

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Equity Value Fund

Fidelity Advisor Fifty Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Strategic Growth Fund

Fidelity Advisor Value Strategies Fund

FIDELITY ADVISOR SERIES II

Fidelity Advisor Floating Rate High Income Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Income Advantage Fund

Fidelity Advisor High Income Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mid Cap II Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Value Fund

FIDELITY ADVISOR SERIES IV

Fidelity Institutional Short-Intermediate Government Fund

Fidelity Real Estate High Income Fund

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Consumer Industries Fund

Fidelity Advisor Cyclical Industries Fund

Fidelity Advisor Developing Communications Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural Resources Fund

Fidelity Advisor Real Estate Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Emerging Markets Fund

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Korea Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Value Leaders Fund

FIDELITY BEACON STREET TRUST

Fidelity Advisor Tax Managed Stock Fund

Fidelity Tax Managed Stock Fund

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund

Fidelity Disciplined Equity Fund

Fidelity Focused Stock Fund

Fidelity Small Cap Independence Fund

Fidelity Stock Selector

Fidelity Value Fund

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

Fidelity Floating Rate Central Investment Portfolio

Fidelity High Income Central Investment Portfolio I

Fidelity Tactical Income Central Investment Portfolio

FIDELITY CHARLES STREET TRUST

Fidelity Asset Manager

Fidelity Asset Manager: Aggressive

Fidelity Asset Manager: Growth

Fidelity Asset Manager: Income

Spartan Investment Grade Bond Fund

FIDELITY COMMONWEALTH TRUST

Fidelity Intermediate Bond Fund

Fidelity Large Cap Stock Fund

Fidelity Mid-Cap Stock Fund

Fidelity NASDAQ Composite Index Fund

Fidelity NASDAQ Composite Index Tracking Fund

Fidelity Small Cap Retirement Fund

Fidelity Small Cap Stock Fund

Spartan 500 Index Fund

FIDELITY CONCORD STREET TRUST

Fidelity U.S. Bond Index Fund

Spartan Extended Market Index Fund

Spartan International Index Fund

Spartan Total Market Index Fund

Spartan U.S. Equity Index Fund

FIDELITY CONGRESS STREET FUND

Fidelity Congress Street Fund

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund

Fidelity Contrafund

FIDELITY DESTINY PORTFOLIOS

Destiny I

Destiny II

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund

Fidelity Large Cap Growth Fund

Fidelity Large Cap Value Fund

Fidelity Mid Cap Growth Fund

Fidelity Mid Cap Value Fund

Fidelity Real Estate Investment Portfolio

Fidelity Utilities Fund

FIDELITY EXCHANGE FUND

Fidelity Exchange Fund

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund

Fidelity Equity-Income II Fund

Fidelity Independence Fund

Fidelity Strategic Dividend & Income Fund

FIDELITY FIXED-INCOME TRUST

Fidelity Focused High Income Fund

Fidelity High Income Fund

Fidelity Inflation-Protected Bond Fund

Fidelity Investment Grade Bond Fund

Fidelity Short-Term Bond Fund

Spartan Government Income Fund

FIDELITY GARRISON STREET TRUST

Fidelity Money Market Central Fund

Fidelity Ultra-Short Central Fund

FIDELITY HASTINGS STREET TRUST

Fidelity Discovery Fund

Fidelity Fifty

Fidelity Fund

Fidelity Growth & Income II Portfolio

FIDELITY HEREFORD STREET TRUST

Fidelity Money Market Fund

Fidelity Government Money Market Fund

Fidelity U.S. Treasury Money Market Fund

FIDELITY INCOME FUND

Fidelity Ginnie Mae Fund

Fidelity Government Income Fund

Fidelity Intermediate Government Income Fund

Fidelity Total Bond Fund

Fidelity Ultra-Short Bond Fund

FIDELITY INVESTMENT TRUST

Fidelity Aggressive International Fund

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity International Discovery Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund

FIDELITY MONEY MARKET TRUST

Retirement Government Money Market Portfolio

Retirement Money Market Portfolio

FIDELITY MT. VERNON STREET TRUST

Fidelity Aggressive Growth Fund

Fidelity Growth Company Fund

Fidelity New Millennium Fund

FIDELITY OXFORD STREET TRUST

Fidelity Four-in-One Index Fund

FIDELITY PHILLIPS STREET TRUST

Fidelity Cash Reserves

Fidelity U.S. Government Reserves

FIDELITY PURITAN TRUST

Fidelity Balanced Fund

Fidelity Low-Priced Stock Fund

Fidelity Puritan Fund

Fidelity Value Discovery Fund

FIDELITY REVERE STREET TRUST

Fidelity Cash Central Fund

Fidelity Securities Lending Cash Central Fund

FIDELITY SCHOOL STREET TRUST

Fidelity New Markets Income Fund

Fidelity Strategic Income Fund

FIDELITY SECURITIES FUND

Fidelity Advisor Aggressive Growth Fund

Fidelity Blue Chip Growth Fund

Fidelity Blue Chip Value Fund

Fidelity Dividend Growth Fund

Fidelity Growth & Income Portfolio

Fidelity International Real Estate Fund

Fidelity Leveraged Company Stock Fund

Fidelity OTC Portfolio

Fidelity Real Estate Income Fund

Fidelity Small Cap Growth Fund

Fidelity Small Cap Value Fund

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio

Automotive Portfolio

Banking Portfolio

Biotechnology Portfolio

Brokerage and Investment Management Portfolio

Business Services and Outsourcing Portfolio

Chemicals Portfolio

Computers Portfolio

Construction and Housing Portfolio

Consumer Industries Portfolio

Cyclical Industries Portfolio

Defense and Aerospace Portfolio

Developing Communications Portfolio

Electronics Portfolio

Energy Portfolio

Energy Service Portfolio

Environmental Portfolio

Financial Services Portfolio

Food and Agriculture Portfolio

Gold Portfolio

Health Care Portfolio

Home Finance Portfolio

Industrial Equipment Portfolio

Industrial Materials Portfolio

Insurance Portfolio

Leisure Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Money Market Portfolio

Multimedia Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Networking & Infrastructure Portfolio

Paper and Forest Products Portfolio

Pharmaceuticals Portfolio

Retailing Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Telecommunications Portfolio

Transportation Portfolio

Utilities Growth Portfolio

Wireless Portfolio

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund

FIDELITY TREND FUND

Fidelity Trend Fund

FIDELITY UNION STREET TRUST

Fidelity Export and Multinational Fund

NEWBURY STREET TRUST

Prime Fund

Treasury Fund

VARIABLE INSURANCE PRODUCTS FUND

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Money Market Portfolio

Overseas Portfolio

Value Portfolio

VARIABLE INSURANCE PRODUCTS FUND II

Asset Manager Portfolio

Asset Manager: Growth Portfolio

Contrafund Portfolio

Index 500 Portfolio

Investment Grade Bond Portfolio

VARIABLE INSURANCE PRODUCTS FUND III

Aggressive Growth Portfolio

Balanced Portfolio

Dynamic Capital Appreciation Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Mid Cap Portfolio

Value Strategies Portfolio

VARIABLE INSURANCE PRODUCTS FUND IV

Consumer Industries Portfolio

Cyclical Industries Portfolio

Financial Services Portfolio

Freedom 2005 Portfolio

Freedom 2010 Portfolio

Freedom 2015 Portfolio

Freedom 2020 Portfolio

Freedom 2025 Portfolio

Freedom 2030 Portfolio

Freedom Income Portfolio

Freedom Lifetime Income I Portfolio

Freedom Lifetime Income II Portfolio

Freedom Lifetime Income III Portfolio

Growth Stock Portfolio

Health Care Portfolio

International Capital Appreciation Portfolio

Investor Freedom 2005 Portfolio

Investor Freedom 2010 Portfolio

Investor Freedom 2015 Portfolio

Investor Freedom 2020 Portfolio

Investor Freedom 2025 Portfolio

Investor Freedom 2030 Portfolio

Investor Freedom Income Portfolio

Natural Resources Portfolio

Real Estate Portfolio

Strategic Income Portfolio

Technology Portfolio

Telecommunications & Utilities Growth Portfolio

Value Leaders Portfolio

Dated as of August 15, 2005\\\\\\\\\\By: /s/John R. Hebble

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\Name: John R. Hebble

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\Title: Deputy Treasurer of the Fidelity Group of Funds

SCHEDULE A-1

PART II

FIDELITY ADVISOR WORLD FUNDS (BERMUDA) LTD.

America Fund

American Diversified

American Growth Fund

Asian Special Situations Fund

Europe Fund

International Fund

Pacific Fund

U.S. Dollar Bond Fund

U.S. Dollar Money Fund

U.S. High Income Fund

U.S. Intermediate Bond Fund

U.S. Large Cap Stock Fund

Dated as of August 15, 2005	\\\\\\\\\\\\\\\\\\\	By:	Fidelity Management & Research Company,
as Investment Manager
			By:	/s/John R. Hebble
			Name:	John R. Hebble
			Title:	Vice President

SCHEDULE A-1

PART III

MASSACHUSETTS MUNICIPAL DEPOSITORY TRUST

Massachusetts Municipal Depository Trust

Dated as of August 15, 2005	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	By:	Fidelity Management & Research Company,
as Investment Adviser
			By:	/s/Charles S. Morrison
			Name:	Charles S. Morrison
			Title:	Vice President

SCHEDULE A-1

PART IV

NORTH CAROLINA CAPITAL MANAGEMENT TRUST

Cash Portfolio

Term Portfolio

Dated as of August 15, 2005	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	By:	/s/John R. Hebble
		Name:	John R. Hebble
		Title:	Treasurer

SCHEDULE A-1

PART V

FIDELITY INSTITUTIONAL CASH FUND PLC

The United States Dollar Fund

Dated as of August 15, 2005	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	By:	Fidelity Management & Research Company,
pursuant to authority delegated by Fidelity
International Limited, as Investment Manager
			By:	/s/Charles S. Morrison
			Name:	Charles S. Morrison
			Title:	Vice President

SCHEDULE A-1

PART VI

CONSOLIDATED REPO ACCOUNT

Fidelity Dividend Funding Account

Dated as of August 15, 2005	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	By:	Fidelity Service Company, Inc., as nominee
			By:	/s/John T. McGrath
			Name:	John T. McGrath
			Title:	Vice President